                                                                SUB-ITEM 77Q1(e)

                             MEMORANDUM OF AGREEMENT
                              (EXPENSE LIMITATIONS)

      This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Insured Municipal Income Trust, Invesco California Quality Municipal Securities, Invesco High Yield Investments Funds, Inc., Invesco Insured California Municipal Securities, Invesco Insured Municipal Bond Trust, Invesco Insured Municipal Income Trust, Invesco Insured Municipal Securities, Invesco Insured Municipal Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Income Opportunities Trust II, Invesco Municipal Income Opportunities Trust III, Invesco Municipal Premium Income Trust, Invesco New York Quality Municipal Securities, Invesco Prime Income Trust, Invesco Quality Municipal Income Trust, Invesco Quality Municipal Investment Trust, Invesco Quality Municipal Securities and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

      For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

      For the Contractual Limits (listed in Exhibits A -- D), the Trusts and Invesco agree until at least the expiration date set forth on the attached Exhibits A -- D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding
(i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses;; and (vii) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A-D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

      For the Contractual Limits, each of the Trusts and Invesco agree to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

      For the Voluntary Limits (listed in Exhibits A -- D), the Trusts and Invesco agree that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Boards of Trustees. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

      It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

      IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

         AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
         AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
         AIM FUNDS GROUP (INVESCO FUNDS GROUP)
         AIM GROWTH SERIES (INVESCO GROWTH SERIES)
         AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
         AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
         AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
         AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES
         INVESCO HIGH YIELD INVESTMENT FUNDS, INC.
         INVESCO INSURED CALIFORNIA MUNICIPAL SECURITIES
         INVESCO INSURED MUNICIPAL BOND TRUST
         INVESCO INSURED MUNICIPAL INCOME TRUST
         INVESCO INSURED MUNICIPAL SECURITIES
         INVESCO INSURED MUNICIPAL TRUST
         INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
         INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II
         INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III
         INVESCO MUNICIPAL PREMIUM INCOME TRUST
         INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES
         INVESCO PRIME INCOME TRUST
         INVESCO QUALITY MUNICIPAL INCOME TRUST
         INVESCO QUALITY MUNICIPAL INVESTMENT TRUST
         INVESCO QUALITY MUNICIPAL SECURITIES
         SHORT-TERM INVESTMENTS TRUST
         on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

         By: /s/ John M. Zerr
             -------------------------------------------
         Title: Senior Vice President
               -----------------------------------------

         INVESCO ADVISERS, INC.

         By: /s/ John M. Zerr
            --------------------------------------------
         Title: Senior Vice President
               -----------------------------------------
                                                         as of December 13, 2011

                          EXHIBIT "A" -- RETAIL FUNDS(1)

           AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                        CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                     VOLUNTARY    LIMITATION     CURRENT LIMIT           DATE
-------------------------------------   ------------  ----------   -----------------   -----------------
Invesco California Tax-Free Income
Fund
   Class A Shares                        Contractual    0.85%      February 12, 2010     June 30, 2012
   Class B Shares                        Contractual    1.35%      February 12, 2010     June 30, 2012
   Class C Shares                        Contractual    1.35%      February 12, 2010     June 30, 2012
   Class Y Shares                        Contractual    0.60%      February 12, 2010     June 30, 2012

Invesco Core Plus Bond Fund
   Class A Shares                        Contractual    0.75%         June 6, 2011       June 30, 2013
   Class B Shares                        Contractual    1.50%         June 6, 2011       June 30, 2013
   Class C Shares                        Contractual    1.50%         June 6, 2011       June 30, 2013
   Class R Shares                        Contractual    1.00%         June 6, 2011       June 30, 2013
   Class Y Shares                        Contractual    0.50%         June 6, 2011       June 30, 2013
   Institutional Class Shares            Contractual    0.50%         June 6, 2011       June 30, 2013

Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                        Contractual    0.75%      February 12, 2010     June 30, 2012
   Class B Shares                        Contractual    1.50%      February 12, 2010     June 30, 2012
   Class C Shares                        Contractual    1.50%      February 12, 2010     June 30, 2012
   Class R Shares                        Contractual    1.00%      February 12, 2010     June 30, 2012
   Class Y Shares                        Contractual    0.50%      February 12, 2010     June 30, 2012
Invesco Floating Rate Fund
   Class A Shares                        Contractual    1.50%        April 14, 2006    December 31, 2012
   Class C Shares                        Contractual    2.00%        April 14, 2006    December 31, 2012
   Class R Shares                        Contractual    1.75%        April 14, 2006    December 31, 2012
   Class Y Shares                        Contractual    1.25%       October 3, 2008    December 31, 2012
   Institutional Class Shares            Contractual    1.25%        April 14, 2006    December 31, 2012

Invesco S&P 500 Index Fund
   Class A Shares                        Contractual    0.65%      February 12, 2010     June 30, 2012
   Class B Shares                        Contractual    1.40%      February 12, 2010     June 30, 2012
   Class C Shares                        Contractual    1.40%      February 12, 2010     June 30, 2012
   Class Y Shares                        Contractual    0.40%      February 12, 2010     June 30, 2012
Invesco Global Real Estate Income
Fund
   Class A Shares                        Contractual    2.00%         July 1, 2009     December 31, 2012
   Class B Shares                        Contractual    2.75%         July 1, 2009     December 31, 2012
   Class C Shares                        Contractual    2.75%         July 1, 2009     December 31, 2012
   Class Y Shares                        Contractual    1.75%         July 1, 2009     December 31, 2012
   Institutional Class Shares            Contractual    1.75%         July 1, 2009     December 31, 2012
Invesco Structured Core Fund
   Class A Shares                        Contractual    1.00%         July 1, 2009       June 30, 2012
   Class B Shares                        Contractual    1.75%         July 1, 2009       June 30, 2012
   Class C Shares                        Contractual    1.75%         July 1, 2009       June 30, 2012
   Class R Shares                        Contractual    1.25%         July 1, 2009       June 30, 2012
   Class Y Shares                        Contractual    0.75%         July 1, 2009       June 30, 2012
   Investor Class Shares                 Contractual    1.00%         July 1, 2009       June 30, 2012
   Institutional Class Shares            Contractual    0.75%         July 1, 2009       June 30, 2012

Invesco Van Kampen American
Franchise Fund
   Class A Shares                        Contractual    1.05%         May 23, 2011       June 30, 2013
   Class B Shares                        Contractual    1.22%(8)      May 23, 2011       June 30, 2013
   Class C Shares                        Contractual    1.80%         May 23, 2011       June 30, 2013
   Class R Shares                        Contractual    1.30%         May 23, 2011       June 30, 2013
   Class Y Shares                        Contractual    0.80%         May 23, 2011       June 30, 2013
   Institutional Class Shares            Contractual    0.80%         May 23, 2011       June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                         as of December 13, 2011

                                        CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                     VOLUNTARY    LIMITATION     CURRENT LIMIT           DATE
-------------------------------------   ------------  ----------   -----------------   -----------------
Invesco Van Kampen Equity and Income
Fund
   Class A Shares                         Contractual   0.82%      February 12, 2010     June 30, 2012
   Class B Shares                         Contractual   0.95%(8)   February 12, 2010     June 30, 2012
   Class C Shares                         Contractual   1.57%      February 12, 2010     June 30, 2012
   Class R Shares                         Contractual   1.07%      February 12, 2010     June 30, 2012
   Class Y Shares                         Contractual   0.57%      February 12, 2010     June 30, 2012
   Institutional Class Shares             Contractual   0.57%      February 12, 2010     June 30, 2012

Invesco Van Kampen Growth and Income
Fund
   Class A Shares                         Contractual   0.88%      February 12, 2010     June 30, 2012
   Class B Shares                         Contractual   1.63%      February 12, 2010     June 30, 2012
   Class C Shares                         Contractual   1.63%      February 12, 2010     June 30, 2012
   Class R Shares                         Contractual   1.13%      February 12, 2010     June 30, 2012
   Class Y Shares                         Contractual   0.63%      February 12, 2010     June 30, 2012
   Institutional Class Shares             Contractual   0.63%      February 12, 2010     June 30, 2012
Invesco Van Kampen Pennsylvania Tax
Free Income Fund
   Class A Shares
   Class B Shares                         Contractual   1.13%      February 12, 2010     June 30, 2012
   Class C Shares                         Contractual   1.88%      February 12, 2010     June 30, 2012
   Class Y Shares                         Contractual   1.88%      February 12, 2010     June 30, 2012
                                          Contractual   0.88%      February 12, 2010     June 30, 2012
Invesco Van Kampen Small Cap Growth
Fund
   Class A Shares                         Contractual   1.38%      February 12, 2010     June 30, 2012
   Class B Shares                         Contractual   2.13%      February 12, 2010     June 30, 2012
   Class C Shares                         Contractual   2.13%      February 12, 2010     June 30, 2012
   Class Y Shares                         Contractual   1.13%      February 12, 2010     June 30, 2012

                     AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                        CONTRACTUAL/   EXPENSE     EFFECTIVE DATE OF      EXPIRATION
FUND                                     VOLUNTARY    LIMITATION     CURRENT LIMIT           DATE
-------------------------------------   ------------  ----------   ------------------  -----------------
Invesco Capital Development Fund
   Class A Shares                        Contractual     2.00%        July 1, 2009     February 28, 2013
   Class B Shares                        Contractual     2.75%        July 1, 2009     February 28, 2013
   Class C Shares                        Contractual     2.75%        July 1, 2009     February 28, 2013
   Class R Shares                        Contractual     2.25%        July 1, 2009     February 28, 2013
   Class Y Shares                        Contractual     1.75%        July 1, 2009     February 28, 2013
   Investor Class Shares                 Contractual     2.00%        July 1, 2009     February 28, 2013
   Institutional Class Shares            Contractual     1.75%        July 1, 2009     February 28, 2013
Invesco Charter Fund
   Class A Shares                        Contractual     2.00%        July 1, 2009     February 28, 2013
   Class B Shares                        Contractual     2.75%        July 1, 2009     February 28, 2013
   Class C Shares                        Contractual     2.75%        July 1, 2009     February 28, 2013
   Class R Shares                        Contractual     2.25%        July 1, 2009     February 28, 2013
   Class S Shares                        Contractual     1.90%     September 25, 2009  February 28, 2013
   Class Y Shares                        Contractual     1.75%        July 1, 2009     February 28, 2013
   Institutional Class Shares            Contractual     1.75%        July 1, 2009     February 28, 2013
Invesco Constellation Fund
   Class A Shares                        Contractual     2.00%        July 1, 2009     February 28, 2013
   Class B Shares                        Contractual     2.75%        July 1, 2009     February 28, 2013
   Class C Shares                        Contractual     2.75%        July 1, 2009     February 28, 2013
   Class R Shares                        Contractual     2.25%        July 1, 2009     February 28, 2013
   Class Y Shares                        Contractual     1.75%        July 1, 2009     February 28, 2013
   Institutional Class Shares            Contractual     1.75%        July 1, 2009     February 28, 2013

See page 14 for footnotes to Exhibit A.

                                                         as of December 13, 2011

                                        CONTRACTUAL/   EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                     VOLUNTARY    LIMITATION     CURRENT LIMIT            DATE
-------------------------------------   ------------  ----------   ------------------  -----------------
Invesco Disciplined Equity Fund
   Class Y Shares                        Contractual     1.75%       July 14, 2009     February 28, 2013

Invesco Diversified Dividend Fund
   Class A Shares                        Contractual     0.95%       July 18, 2011       June 30, 2013
   Class B Shares                        Contractual     1.70%       July 18, 2011       June 30, 2013
   Class C Shares                        Contractual     1.70%       July 18, 2011       June 30, 2013
   Class R Shares                        Contractual     1.20%       July 18, 2011       June 30, 2013
   Class Y Shares                        Contractual     0.70%       July 18, 2011       June 30, 2013
   Investor Class Shares                 Contractual     0.95%       July 18, 2011       June 30, 2013
   Institutional Class Shares            Contractual     0.70%       July 18, 2011       June 30, 2013
Invesco Summit Fund
   Class A Shares                        Contractual     2.00%        July 1, 2009     February 28, 2013
   Class B Shares                        Contractual     2.75%        July 1, 2009     February 28, 2013
   Class C Shares                        Contractual     2.75%        July 1, 2009     February 28, 2013
   Class P Shares                        Contractual     1.85%        July 1, 2009     February 28, 2013
   Class S Shares                        Contractual     1.90%     September 25, 2009  February 28, 2013
   Class Y Shares                        Contractual     1.75%        July 1, 2009     February 28, 2013
   Institutional Class Shares            Contractual     1.75%        July 1, 2009     February 28, 2013


                      AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                        CONTRACTUAL/   EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                     VOLUNTARY    LIMITATION      CURRENT LIMIT           DATE
-------------------------------------   ------------  ----------   ------------------  -----------------
Invesco European Small Company Fund
   Class A Shares                        Contractual    2.25%         July 1, 2009       April 30, 2013
   Class B Shares                        Contractual    3.00%         July 1, 2009       April 30, 2013
   Class C Shares                        Contractual    3.00%         July 1, 2009       April 30, 2013
   Class Y Shares                        Contractual    2.00%         July 1, 2009       April 30, 2013
Invesco Global Core Equity Fund
   Class A Shares                        Contractual    1.25%         May 23, 2011       June 30, 2013
   Class B Shares                        Contractual    1.52%(8)      May 23, 2011       June 30, 2013
   Class C Shares                        Contractual    2.00%         May 23, 2011       June 30, 2013
   Class R Shares                        Contractual    1.50%         May 23, 2011       June 30, 2013
   Class Y Shares                        Contractual    1.00%         May 23, 2011       June 30, 2013
   Institutional Class Shares            Contractual    1.00%         May 23, 2011       June 30, 2013

Invesco International Small Company
Fund
   Class A Shares                        Contractual    2.25%         July 1, 2009       April 30, 2013
   Class B Shares                        Contractual    3.00%         July 1, 2009       April 30, 2013
   Class C Shares                        Contractual    3.00%         July 1, 2009       April 30, 2013
   Class Y Shares                        Contractual    2.00%         July 1, 2009       April 30, 2013
   Institutional Class Shares            Contractual    2.00%         July 1, 2009       April 30, 2013

Invesco Small Cap Equity Fund
   Class A Shares                        Contractual    2.00%         July 1, 2009       April 30, 2013
   Class B Shares                        Contractual    2.75%         July 1, 2009       April 30, 2013
   Class C Shares                        Contractual    2.75%         July 1, 2009       April 30, 2013
   Class R Shares                        Contractual    2.25%         July 1, 2009       April 30, 2013
   Class Y Shares                        Contractual    1.75%         July 1, 2009       April 30, 2013
   Institutional Class Shares            Contractual    1.75%         July 1, 2009       April 30, 2013

See page 14 for footnotes to Exhibit A.

                                                         as of December 13, 2011

                    AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                        CONTRACTUAL/   EXPENSE     EFFECTIVE DATE OF      EXPIRATION
FUND                                     VOLUNTARY    LIMITATION     CURRENT LIMIT          DATE
-------------------------------------   ------------  ----------   ------------------  -----------------
Invesco Balanced-Risk Retirement
2020 Fund(2)
   Class A Shares                        Contractual     0.25%      November 4, 2009     April 30, 2013
   Class A5 Shares                       Contractual     0.25%     February 12, 2010     April 30, 2013
   Class B Shares                        Contractual     1.00%      November 4, 2009     April 30, 2013
   Class C Shares                        Contractual     1.00%      November 4, 2009     April 30, 2013
   Class C5 Shares                       Contractual     1.00%     February 12, 2010     April 30, 2013
   Class R Shares                        Contractual     0.50%      November 4, 2009     April 30, 2013
   Class R5 Shares                       Contractual     0.50%     February 12, 2010     April 30, 2013
   Class Y Shares                        Contractual     0.00%      November 4, 2009     April 30, 2013
   Institutional Class Shares            Contractual     0.00%      November 4, 2009     April 30, 2013

Invesco Balanced-Risk Retirement
2030 Fund(3)
  Class A Shares                         Contractual     0.25%      November 4, 2009     April 30, 2013
  Class A5 Shares                        Contractual     0.25%     February 12, 2010     April 30, 2013
  Class B Shares                         Contractual     1.00%      November 4, 2009     April 30, 2013
  Class C Shares                         Contractual     1.00%      November 4, 2009     April 30, 2013
  Class C5 Shares                        Contractual     1.00%     February 12, 2010     April 30, 2013
  Class R Shares                         Contractual     0.50%      November 4, 2009     April 30, 2013
  Class R5 Shares                        Contractual     0.50%     February 12, 2010     April 30, 2013
  Class Y Shares                         Contractual     0.00%      November 4, 2009     April 30, 2013
  Institutional Class Shares             Contractual     0.00%      November 4, 2009     April 30, 2013

Invesco Balanced-Risk Retirement
2040 Fund(4)
   Class A Shares                        Contractual     0.25%      November 4, 2009     April 30, 2013
   Class A5 Shares                       Contractual     0.25%     February 12, 2010     April 30, 2013
   Class B Shares                        Contractual     1.00%      November 4, 2009     April 30, 2013
   Class C Shares                        Contractual     1.00%      November 4, 2009     April 30, 2013
   Class C5 Shares                       Contractual     1.00%     February 12, 2010     April 30, 2013
   Class R Shares                        Contractual     0.50%      November 4, 2009     April 30, 2013
   Class R5 Shares                       Contractual     0.50%     February 12, 2010     April 30, 2013
   Class Y Shares                        Contractual     0.00%      November 4, 2009     April 30, 2013
   Institutional Class Shares            Contractual     0.00%      November 4, 2009     April 30, 2013

Invesco Balanced-Risk Retirement
2050 Fund(5)
   Class A Shares                        Contractual     0.25%      November 4, 2009     April 30, 2013
   Class A5 Shares                       Contractual     0.25%     February 12, 2010     April 30, 2013
   Class B Shares                        Contractual     1.00%      November 4, 2009     April 30, 2013
   Class C Shares                        Contractual     1.00%      November 4, 2009     April 30, 2013
   Class C5 Shares                       Contractual     1.00%     February 12, 2010     April 30, 2013
   Class R Shares                        Contractual     0.50%      November 4, 2009     April 30, 2013
   Class R5 Shares                       Contractual     0.50%     February 12, 2010     April 30, 2013
   Class Y Shares                        Contractual     0.00%      November 4, 2009     April 30, 2013
   Institutional Class Shares            Contractual     0.00%      November 4, 2009     April 30, 2013

Invesco Balanced-Risk Retirement Now
Fund(6)
   Class A Shares                        Contractual     0.25%      November 4, 2009     April 30, 2013
   Class A5 Shares                       Contractual     0.25%     February 12, 2010     April 30, 2013
   Class B Shares                        Contractual     1.00%      November 4, 2009     April 30, 2013
   Class C Shares                        Contractual     1.00%      November 4, 2009     April 30, 2013
   Class C5 Shares                       Contractual     1.00%     February 12, 2010     April 30, 2013
   Class R Shares                        Contractual     0.50%      November 4, 2009     April 30, 2013
   Class R5 Shares                       Contractual     0.50%     February 12, 2010     April 30, 2013
   Class Y Shares                        Contractual     0.00%      November 4, 2009     April 30, 2013
   Institutional Class Shares            Contractual     0.00%      November 4, 2009     April 30, 2013

See page 14 for footnotes to Exhibit A.

                                                         as of December 13, 2011

                                        CONTRACTUAL/   EXPENSE     EFFECTIVE DATE OF      EXPIRATION
FUND                                     VOLUNTARY    LIMITATION     CURRENT LIMIT          DATE
-------------------------------------   ------------  ----------   ------------------  -----------------
Invesco Convertible Securities Fund
   Class A Shares                        Contractual     1.11%        May 23, 2011       June 30, 2012
   Class B Shares                        Contractual     1.86%        May 23, 2011       June 30, 2012
   Class C Shares                        Contractual     1.86%        May 23, 2011       June 30, 2012
   Class Y Shares                        Contractual     0.86%        May 23, 2011       June 30, 2012
   Institutional Class Shares            Contractual     0.86%        May 23, 2011       June 30, 2012
Invesco Global Equity Fund
   Class A Shares                        Contractual     2.25%        July 1, 2009       April 30, 2013
   Class B Shares                        Contractual     3.00%        July 1, 2009       April 30, 2013
   Class C Shares                        Contractual     3.00%        July 1, 2009       April 30, 2013
   Class R Shares                        Contractual     2.50%        July 1, 2009       April 30, 2013
   Class Y Shares                        Contractual     2.00%        July 1, 2009       April 30, 2013
   Institutional Class Shares            Contractual     2.00%        July 1, 2009       April 30, 2013
Invesco Growth Allocation Fund
   Class A Shares                        Contractual     0.37%        June 6, 2011       June 30, 2012
   Class B Shares                        Contractual     1.12%        June 6, 2011       June 30, 2012
   Class C Shares                        Contractual     1.12%        June 6, 2011       June 30, 2012
   Class R Shares                        Contractual     0.62%        June 6, 2011       June 30, 2012
   Class S Shares                        Contractual     0.27%        June 6, 2011       June 30, 2012
   Class Y Shares                        Contractual     0.12%        June 6, 2011       June 30, 2012
   Institutional Class Shares            Contractual     0.12%        June 6, 2011       June 30, 2012
Invesco Income Allocation Fund
   Class A Shares                        Contractual     0.25%         May 1, 2012       April 30, 2013
   Class B Shares                        Contractual     1.00%         May 1, 2012       April 30, 2013
   Class C Shares                        Contractual     1.00%         May 1, 2012       April 30, 2013
   Class R Shares                        Contractual     0.50%         May 1, 2012       April 30, 2013
   Class Y Shares                        Contractual     0.00%         May 1, 2012       April 30, 2013
   Institutional Class Shares            Contractual     0.00%         May 1, 2012       April 30, 2013

Invesco International Allocation Fund
   Class A Shares                        Contractual     0.43%        July 1, 2009       April 30, 2012
   Class B Shares                        Contractual     1.18%        July 1, 2009       April 30, 2012
   Class C Shares                        Contractual     1.18%        July 1, 2009       April 30, 2012
   Class R Shares                        Contractual     0.68%        July 1, 2009       April 30, 2012
   Class Y Shares                        Contractual     0.18%        July 1, 2009       April 30, 2012
   Institutional Class Shares            Contractual     0.18%        July 1, 2009       April 30, 2012
Invesco Mid Cap Core Equity Fund
   Class A Shares                        Contractual     2.00%        July 1, 2009       April 30, 2013
   Class B Shares                        Contractual     2.75%        July 1, 2009       April 30, 2013
   Class C Shares                        Contractual     2.75%        July 1, 2009       April 30, 2013
   Class R Shares                        Contractual     2.25%        July 1, 2009       April 30, 2013
   Class Y Shares                        Contractual     1.75%        July 1, 2009       April 30, 2013
   Institutional Class Shares            Contractual     1.75%        July 1, 2009       April 30, 2013
Invesco Moderate Allocation Fund
   Class A Shares                        Contractual     0.37%        July 1, 2009       June 30, 2012
   Class B Shares                        Contractual     1.12%        July 1, 2009       June 30, 2012
   Class C Shares                        Contractual     1.12%        July 1, 2009       June 30, 2012
   Class R Shares                        Contractual     0.62%        July 1, 2009       June 30, 2012
   Class S Shares                        Contractual     0.27%     September 25, 2009    June 30, 2012
   Class Y Shares                        Contractual     0.12%        July 1, 2009       June 30, 2012
   Institutional Class Shares            Contractual     0.12%        July 1, 2009       June 30, 2012
Invesco Moderately Conservative
   Allocation Fund
   Class A Shares                        Contractual     0.39%        July 1, 2009       June 30, 2012
   Class B Shares                        Contractual     1.14%        July 1, 2009       June 30, 2012
   Class C Shares                        Contractual     1.14%        July 1, 2009       June 30, 2012
   Class R Shares                        Contractual     0.64%        July 1, 2009       June 30, 2012
   Class S Shares                        Contractual     0.29%        June 6, 2011       June 30, 2012
   Class Y Shares                        Contractual     0.14%        July 1, 2009       June 30, 2012
   Institutional Class Shares            Contractual     0.14%        July 1, 2009       June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                         as of December 13, 2011

                                        CONTRACTUAL/   EXPENSE     EFFECTIVE DATE OF      EXPIRATION
FUND                                     VOLUNTARY    LIMITATION     CURRENT LIMIT          DATE
-------------------------------------   ------------  ----------   ------------------  -----------------
Invesco Small Cap Growth Fund
   Class A Shares                        Contractual     2.00%        July 1, 2009       April 30, 2013
   Class B Shares                        Contractual     2.75%        July 1, 2009       April 30, 2013
   Class C Shares                        Contractual     2.75%        July 1, 2009       April 30, 2013
   Class R Shares                        Contractual     2.25%        July 1, 2009       April 30, 2013
   Class Y Shares                        Contractual     1.75%        July 1, 2009       April 30, 2013
   Investor Class Shares                 Contractual     2.00%        July 1, 2009       April 30, 2013
   Institutional Class Shares            Contractual     1.75%        July 1, 2009       April 30, 2013

Invesco Van Kampen Leaders Fund          Contractual     0.50%     February 12, 2010     June 30, 2012
   Class A Shares                        Contractual     1.25%     February 12, 2010     June 30, 2012
   Class B Shares                        Contractual     1.25%     February 12, 2010     June 30, 2012
   Class C Shares                        Contractual     0.25%     February 12, 2010     June 30, 2012
   Class Y Shares

Invesco Van Kampen U.S. Mortgage Fund
   Class A Shares                        Contractual     0.96%     February 12, 2010     June 30, 2012
   Class B Shares                        Contractual     1.71%     February 12, 2010     June 30, 2012
   Class C Shares                        Contractual     1.71%     February 12, 2010     June 30, 2012
   Class Y Shares                        Contractual     0.71%     February 12, 2010     June 30, 2012
   Institutional Class Shares            Contractual     0.71%     February 12, 2010     June 30, 2012

       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                        CONTRACTUAL/   EXPENSE     EFFECTIVE DATE OF      EXPIRATION
FUND                                     VOLUNTARY    LIMITATION      CURRENT LIMIT           DATE
-------------------------------------   ------------  ----------   ------------------  -----------------
Invesco Asia Pacific Growth Fund
   Class A Shares                        Contractual     2.25%         July 1, 2009    February 28, 2013
   Class B Shares                        Contractual     3.00%         July 1, 2009    February 28, 2013
   Class C Shares                        Contractual     3.00%         July 1, 2009    February 28, 2013
   Class Y Shares                        Contractual     2.00%         July 1, 2009    February 28, 2013
Invesco European Growth Fund
   Class A Shares                        Contractual     2.25%         July 1, 2009    February 28, 2013
   Class B Shares                        Contractual     3.00%         July 1, 2009    February 28, 2013
   Class C Shares                        Contractual     3.00%         July 1, 2009    February 28, 2013
   Class R Shares                        Contractual     2.50%         July 1, 2009    February 28, 2013
   Class Y Shares                        Contractual     2.00%         July 1, 2009    February 28, 2013
   Investor Class Shares                 Contractual     2.25%         July 1, 2009    February 28, 2013
Invesco Global Growth Fund
   Class A Shares                        Contractual     1.32%      December 19, 2011  December 31, 2012
   Class B Shares                        Contractual     2.07%      December 19, 2011  December 31, 2012
   Class C Shares                        Contractual     2.07%      December 19, 2011  December 31, 2012
   Class Y Shares                        Contractual     1.07%      December 19, 2011  December 31, 2012
   Institutional Class Shares            Contractual     1.07%      December 19, 2011  December 31, 2012
Invesco Global Small & Mid Cap
Growth Fund
   Class A Shares                        Contractual     2.25%         July 1, 2009    February 28, 2013
   Class B Shares                        Contractual     3.00%         July 1, 2009    February 28, 2013
   Class C Shares                        Contractual     3.00%         July 1, 2009    February 28, 2013
   Class Y Shares                        Contractual     2.00%         July 1, 2009    February 28, 2013
   Institutional Class Shares            Contractual     2.00%         July 1, 2009    February 28, 2013
Invesco International Core Equity
Fund
   Class A Shares                        Contractual     2.25%         July 1, 2009    February 28, 2013
   Class B Shares                        Contractual     3.00%         July 1, 2009    February 28, 2013
   Class C Shares                        Contractual     3.00%         July 1, 2009    February 28, 2013
   Class R Shares                        Contractual     2.50%         July 1, 2009    February 28, 2013
   Class Y Shares                        Contractual     2.00%         July 1, 2009    February 28, 2013
   Investor Class Shares                 Contractual     2.25%         July 1, 2009    February 28, 2013
   Institutional Class Shares            Contractual     2.00%         July 1, 2009    February 28, 2013

See page 14 for footnotes to Exhibit A.

                                                         as of December 13, 2011

                                        CONTRACTUAL/   EXPENSE     EFFECTIVE DATE OF      EXPIRATION
FUND                                     VOLUNTARY    LIMITATION      CURRENT LIMIT           DATE
-------------------------------------   ------------  ----------   ------------------  -----------------
Invesco International Growth Fund
   Class A Shares                        Contractual     1.40%       May 23, 2011        June 30, 2013
   Class B Shares                        Contractual     2.15%       May 23, 2011        June 30, 2013
   Class C Shares                        Contractual     2.15%       May 23, 2011        June 30, 2013
   Class R Shares                        Contractual     1.65%       May 23, 2011        June 30, 2013
   Class Y Shares                        Contractual     1.15%       May 23, 2011        June 30, 2013
   Institutional Class Shares            Contractual     1.15%       May 23, 2011        June 30, 2013

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                        CONTRACTUAL/   EXPENSE     EFFECTIVE DATE OF      EXPIRATION
FUND                                      VOLUNTARY   LIMITATION      CURRENT LIMIT          DATE
-------------------------------------   ------------  ----------   ------------------  -----------------
Invesco Balanced-Risk Allocation
Fund(7)
   Class A Shares                        Contractual     1.04%      November 4, 2009   February 28, 2012
   Class B Shares                        Contractual     1.79%      November 4, 2009   February 28, 2012
   Class C Shares                        Contractual     1.79%      November 4, 2009   February 28, 2012
   Class R Shares                        Contractual     1.29%      November 4, 2009   February 28, 2012
   Class Y Shares                        Contractual     0.79%      November 4, 2009   February 28, 2012
   Institutional Class Shares            Contractual     0.79%      November 4, 2009   February 28, 2012
Invesco Balanced-Risk Commodity
Strategy Fund(10)
   Class A Shares                        Contractual     1.22%     November 29, 2010   February 28, 2013
   Class B Shares                        Contractual     1.97%     November 29, 2010   February 28, 2013
   Class C Shares                        Contractual     1.97%     November 29, 2010   February 28, 2013
   Class R Shares                        Contractual     1.47%     November 29, 2010   February 28, 2013
   Class Y Shares                        Contractual     0.97%     November 29, 2010   February 28, 2013
   Institutional Class Shares            Contractual     0.97%     November 29, 2010   February 28, 2013
Invesco China Fund
   Class A Shares                        Contractual     2.25%        July 1, 2009     February 28, 2013
   Class B Shares                        Contractual     3.00%        July 1, 2009     February 28, 2013
   Class C Shares                        Contractual     3.00%        July 1, 2009     February 28, 2013
   Class Y Shares                        Contractual     2.00%        July 1, 2009     February 28, 2013
   Institutional Class Shares            Contractual     2.00%        July 1, 2009     February 28, 2013
Invesco Commodities Strategy Fund(11)
   Class A Shares                        Contractual     1.25%     February 12, 2010     June 30, 2012
   Class B Shares                        Contractual     2.00%     February 12, 2010     June 30, 2012
   Class C Shares                        Contractual     2.00%     February 12, 2010     June 30, 2012
   Class R Shares                        Contractual     1.50%     February 12, 2010     June 30, 2012
   Class Y Shares                        Contractual     1.00%     February 12, 2010     June 30, 2012
   Institutional Class Shares            Contractual     1.00%     February 12, 2010     June 30, 2012
Invesco Developing Markets Fund
   Class A Shares                        Contractual     2.10%        May 23, 2011       June 30, 2012
   Class B Shares                        Contractual     2.85%        May 23, 2011       June 30, 2012
   Class C Shares                        Contractual     2.85%        May 23, 2011       June 30, 2012
   Class Y Shares                        Contractual     1.85%        May 23, 2011       June 30, 2012
   Institutional Class Shares            Contractual     1.85%        May 23, 2011       June 30, 2012
Invesco Emerging Markets Equity Fund
   Class A Shares                        Contractual     1.85%        May 11, 2011     February 28, 2013
   Class C Shares                        Contractual     2.60%        May 11, 2011     February 28, 2013
   Class R Shares                        Contractual     2.10%        May 11, 2011     February 28, 2013
   Class Y Shares                        Contractual     1.60%        May 11, 2011     February 28, 2013
   Institutional Class Shares            Contractual     1.60%        May 11, 2011     February 28, 2013
Invesco Emerging Market Local
Currency Debt Fund
   Class A Shares                        Contractual     1.24%       June 14, 2010     February 28, 2013
   Class B Shares                        Contractual     1.99%       June 14, 2010     February 28, 2013
   Class C Shares                        Contractual     1.99%       June 14, 2010     February 28, 2013
   Class R Shares                        Contractual     1.49%       June 14, 2010     February 28, 2013
   Class Y Shares                        Contractual     0.99%       June 14, 2010     February 28, 2013
   Institutional Class Shares            Contractual     0.99%       June 14, 2010     February 28, 2013

See page 14 for footnotes to Exhibit A.

                                                         as of December 13, 2011

                                        CONTRACTUAL/   EXPENSE     EFFECTIVE DATE OF      EXPIRATION
FUND                                      VOLUNTARY   LIMITATION      CURRENT LIMIT          DATE
-------------------------------------   ------------  ----------   ------------------  -----------------
Invesco Endeavor Fund
   Class A Shares                        Contractual     2.00%        July 1, 2009     February 28, 2013
   Class B Shares                        Contractual     2.75%        July 1, 2009     February 28, 2013
   Class C Shares                        Contractual     2.75%        July 1, 2009     February 28, 2013
   Class R Shares                        Contractual     2.25%        July 1, 2009     February 28, 2013
   Class Y Shares                        Contractual     1.75%        July 1, 2009     February 28, 2013
   Institutional Class Shares            Contractual     1.75%        July 1, 2009     February 28, 2013
Invesco Global Advantage Fund
   Class A Shares                        Contractual     1.41%     February 12, 2010     June 30, 2012
   Class B Shares                        Contractual     2.16%     February 12, 2010     June 30, 2012
   Class C Shares                        Contractual     2.16%     February 12, 2010     June 30, 2012
   Class Y Shares                        Contractual     1.16%     February 12, 2010     June 30, 2012
Invesco Global Health Care Fund
   Class A Shares                        Contractual     1.65%        May 23, 2011       June 30, 2012
   Class B Shares                        Contractual     2.40%        May 23, 2011       June 30, 2012
   Class C Shares                        Contractual     2.40%        May 23, 2011       June 30, 2012
   Class Y Shares                        Contractual     1.40%        May 23, 2011       June 30, 2012
   Investor Class Shares                 Contractual     1.65%        May 23, 2011       June 30, 2012
Invesco International Total Return
Fund
   Class A Shares                        Contractual     1.10%       March 31, 2006    February 28, 2013
   Class B Shares                        Contractual     1.85%       March 31, 2006    February 28, 2013
   Class C Shares                        Contractual     1.85%       March 31, 2006    February 28, 2013
   Class Y Shares                        Contractual     0.85%      October 3, 2008    February 28, 2013
   Institutional Class Shares            Contractual     0.85%       March 31, 2006    February 28, 2013

Invesco Pacific Growth Fund
   Class A Shares                        Contractual     1.88%     February 12, 2010     June 30, 2012
   Class B Shares                        Contractual     2.63%     February 12, 2010     June 30, 2012
   Class C Shares                        Contractual     2.63%     February 12, 2010     June 30, 2012
   Class R Shares                        Contractual     2.13%     February 12, 2010     June 30, 2012
   Class Y Shares                        Contractual     1.63%     February 12, 2010     June 30, 2012
   Institutional Class Shares            Contractual     1.63%        May 23, 2011       June 30, 2012

Invesco Premium Income Fund
   Class A Shares                        Contractual     0.89%     December 13, 2011   February 28, 2013
   Class C Shares                        Contractual     1.64%     December 13, 2011   February 28, 2013
   Class R Shares                        Contractual     1.14%     December 13, 2011   February 28, 2013
   Class Y Shares                        Contractual     0.64%     December 13, 2011   February 28, 2013
   Institutional Class Shares            Contractual     0.64%     December 13, 2011   February 28, 2013

Invesco Small Companies Fund
   Class A Shares                        Contractual     2.00%        July 1, 2009     February 28, 2013
   Class B Shares                        Contractual     2.75%        July 1, 2009     February 28, 2013
   Class C Shares                        Contractual     2.75%        July 1, 2009     February 28, 2013
   Class R Shares                        Contractual     2.25%        July 1, 2009     February 28, 2013
   Class Y Shares                        Contractual     1.75%        July 1, 2009     February 28, 2013
   Institutional Class Shares            Contractual     1.75%        July 1, 2009     February 28, 2013

      AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                        CONTRACTUAL/   EXPENSE     EFFECTIVE DATE OF     EXPIRATION
FUND                                     VOLUNTARY    LIMITATION      CURRENT LIMIT         DATE
-------------------------------------   ------------  ----------   -----------------   --------------
Invesco Dynamics Fund
   Class A Shares                       Contractual     2.00%         July 1, 2009      June 30, 2012
   Class B Shares                       Contractual     2.75%         July 1, 2009      June 30, 2012
   Class C Shares                       Contractual     2.75%         July 1, 2009      June 30, 2012
   Class R Shares                       Contractual     2.25%         July 1, 2009      June 30, 2012
   Class Y Shares                       Contractual     1.75%         July 1, 2009      June 30, 2012
   Investor Class Shares                Contractual     2.00%         July 1, 2009      June 30, 2012
   Institutional Class Shares           Contractual     1.75%         July 1, 2009      June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                         as of December 13, 2011

                                        CONTRACTUAL/   EXPENSE     EFFECTIVE DATE OF     EXPIRATION
FUND                                     VOLUNTARY    LIMITATION      CURRENT LIMIT         DATE
-------------------------------------   ------------  ----------   -----------------   --------------
Invesco Global Real Estate Fund
   Class A Shares                        Contractual    2.00%         July 1, 2009      June 30, 2012
   Class B Shares                        Contractual    2.75%         July 1, 2009      June 30, 2012
   Class C Shares                        Contractual    2.75%         July 1, 2009      June 30, 2012
   Class R Shares                        Contractual    2.25%         July 1, 2009      June 30, 2012
   Class Y Shares                        Contractual    1.75%         July 1, 2009      June 30, 2012
   Institutional Class Shares            Contractual    1.75%         July 1, 2009      June 30, 2012

Invesco High Yield Fund
   Class A Shares                        Contractual    0.89%         June 6, 2011      June 30, 2013
   Class B Shares                        Contractual    1.64%         June 6, 2011      June 30, 2013
   Class C Shares                        Contractual    1.64%         June 6, 2011      June 30, 2013
   Class Y Shares                        Contractual    0.64%         June 6, 2011      June 30, 2013
   Investor Class Shares                 Contractual    0.89%         June 6, 2011      June 30, 2013
   Institutional Class Shares            Contractual    0.64%         June 6, 2011      June 30, 2013

Invesco High Yield Securities Fund
   Class A Shares                        Contractual    2.13%      February 12, 2010    June 30, 2012
   Class B Shares                        Contractual    2.63%      February 12, 2010    June 30, 2012
   Class C Shares                        Contractual    2.73%      February 12, 2010    June 30, 2012
   Class Y Shares                        Contractual    1.88%      February 12, 2010    June 30, 2012
Invesco Municipal Bond Fund
   Class A Shares                        Contractual    0.70%         July 1, 2011      June 30, 2012
   Class B Shares                        Contractual    1.45%         July 1, 2011      June 30, 2012
   Class C Shares                        Contractual    1.45%         July 1, 2011      June 30, 2012
   Class Y Shares                        Contractual    0.45%         July 1, 2011      June 30, 2012
   Investor Class Shares                 Contractual    0.70%         July 1, 2011      June 30, 2012

Invesco Real Estate Fund
   Class A Shares                        Contractual    1.55%         May 23, 2011      June 30, 2012
   Class B Shares                        Contractual    2.30%         May 23, 2011      June 30, 2012
   Class C Shares                        Contractual    2.30%         May 23, 2011      June 30, 2012
   Class R Shares                        Contractual    1.80%         May 23, 2011      June 30, 2012
   Class Y Shares                        Contractual    1.30%         May 23, 2011      June 30, 2012
   Investor Class Shares                 Contractual    1.55%         May 23, 2011      June 30, 2012
   Institutional Class Shares            Contractual    1.30%         May 23, 2011      June 30, 2012

Invesco Short Term Bond Fund
   Class A Shares                        Contractual    0.56%         June 6, 2011      June 30, 2013
   Class C Shares                        Contractual    0.91%(8)     March 4, 2009      June 30, 2013
   Class R Shares                        Contractual    0.91%        March 4, 2009      June 30, 2013
   Class Y Shares                        Contractual    0.41%        March 4, 2009      June 30, 2013
   Institutional Class Shares            Contractual    0.41%        March 4, 2009      June 30, 2013
Invesco U.S. Government Fund
   Class A Shares                        Contractual    1.03%         June 6, 2011      June 30, 2012
   Class B Shares                        Contractual    1.78%         June 6, 2011      June 30, 2012
   Class C Shares                        Contractual    1.78%         June 6, 2011      June 30, 2012
   Class R Shares                        Contractual    1.28%         June 6, 2011      June 30, 2012
   Class Y Shares                        Contractual    0.78%         June 6, 2011      June 30, 2012
   Investor Class Shares                 Contractual    1.03%         June 6, 2011      June 30, 2012
   Institutional Class Shares            Contractual    0.78%         June 6, 3011      June 30, 2012
Invesco Van Kampen Corporate Bond
Fund
   Class A Shares                        Contractual    0.95%      February 12, 2010    June 30, 2012
   Class B Shares                        Contractual    1.29%(8)      June 6, 2011      June 30, 2012
   Class C Shares                        Contractual    1.65%(8)      June 6, 2011      June 30, 2012
   Class R Shares                        Contractual    1.20%         June 6, 2011      June 30, 2012
   Class Y Shares                        Contractual    0.70%      February 12, 2010    June 30, 2012
   Institutional Class Shares            Contractual    0.70%      February 12, 2010    June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                         as of December 13, 2011

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                        CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                     VOLUNTARY    LIMITATION      CURRENT LIMIT         DATE
-------------------------------------   ------------  ----------   -----------------   ---------------
Invesco Energy Fund
   Class A Shares                        Contractual    2.00%         July 1, 2009     August 31, 2012
   Class B Shares                        Contractual    2.75%         July 1, 2009     August 31, 2012
   Class C Shares                        Contractual    2.75%         July 1, 2009     August 31, 2012
   Class Y Shares                        Contractual    1.75%         July 1, 2009     August 31, 2012
   Investor Class Shares                 Contractual    2.00%         July 1, 2009     August 31, 2012
   Institutional Class Shares            Contractual    1.75%         July 1, 2009     August 31, 2012
Invesco Gold & Precious Metals Fund
   Class A Shares                        Contractual    2.00%         July 1, 2009     August 31, 2012
   Class B Shares                        Contractual    2.75%         July 1, 2009     August 31, 2012
   Class C Shares                        Contractual    2.75%         July 1, 2009     August 31, 2012
   Class Y Shares                        Contractual    1.75%         July 1, 2009     August 31, 2012
   Investor Class Shares                 Contractual    2.00%         July 1, 2009     August 31, 2012
Invesco Leisure Fund
   Class A Shares                        Contractual    2.00%         July 1, 2009     August 31, 2012
   Class B Shares                        Contractual    2.75%         July 1, 2009     August 31, 2012
   Class C Shares                        Contractual    2.75%         July 1, 2009     August 31, 2012
   Class R Shares                        Contractual    2.25%         July 1, 2009     August 31, 2012
   Class Y Shares                        Contractual    1.75%         July 1, 2009     August 31, 2012
   Investor Class Shares                 Contractual    2.00%         July 1, 2009     August 31, 2012

Invesco Technology Fund
   Class A Shares                        Contractual    1.76%         May 23, 2011      June 30, 2012
   Class B Shares                        Contractual    2.51%         May 23, 2011      June 30, 2012
   Class C Shares                        Contractual    2.51%         May 23, 2011      June 30, 2012
   Class Y Shares                        Contractual    1.51%         May 23, 2011      June 30, 2012
   Investor Class Shares                 Contractual    1.76%         May 23, 2011      June 30, 2012
   Institutional Class Shares            Contractual    1.51%         May 23, 2011      June 30, 2012

Invesco Technology Sector Fund
   Class A Shares                        Contractual    2.00%      February 12, 2010    June 30, 2012
   Class B Shares                        Contractual    2.75%      February 12, 2010    June 30, 2012
   Class C Shares                        Contractual    2.75%      February 12, 2010    June 30, 2012
   Class Y Shares                        Contractual    1.75%      February 12, 2010    June 30, 2012

Invesco U.S. Mid Cap Value Fund
   Class A Shares                        Contractual    1.27%      February 12, 2010    June 30, 2012
   Class B Shares                        Contractual    2.02%      February 12, 2010    June 30, 2012
   Class C Shares                        Contractual    2.02%      February 12, 2010    June 30, 2012
   Class Y Shares                        Contractual    1.02%      February 12, 2010    June 30, 2012

Invesco Utilities Fund
   Class A Shares                        Contractual    1.32%         May 23, 2011      June 30, 2013
   Class B Shares                        Contractual    2.07%         May 23, 2011      June 30, 2013
   Class C Shares                        Contractual    2.07%         May 23, 2011      June 30, 2013
   Class Y Shares                        Contractual    1.07%         May 23, 2011      June 30, 2013
   Investor Class Shares                 Contractual    1.32%         May 23, 2011      June 30, 2013
   Institutional Class Shares            Contractual    1.07%         May 23, 2011      June 30, 2013
Invesco Value Fund
   Class A Shares                        Contractual    1.25%      February 12, 2010    June 30, 2012
   Class B Shares                        Contractual    2.00%      February 12, 2010    June 30, 2012
   Class C Shares                        Contractual    2.00%      February 12, 2010    June 30, 2012
   Class Y Shares                        Contractual    1.00%      February 12, 2010    June 30, 2012
Invesco Van Kampen American Value
Fund
   Class A Shares                        Contractual    1.41%      February 12, 2010    June 30, 2012
   Class B Shares                        Contractual    1.65%(8)      May 23, 2011      June 30, 2012
   Class C Shares                        Contractual    2.16%      February 12, 2010    June 30, 2012
   Class R Shares                        Contractual    1.66%      February 12, 2010    June 30, 2012
   Class Y Shares                        Contractual    1.16%      February 12, 2010    June 30, 2012
   Institutional Class Shares            Contractual    1.16%      February 12, 2010    June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                         as of December 13, 2011

                                        CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                     VOLUNTARY    LIMITATION      CURRENT LIMIT         DATE
-------------------------------------   ------------  ----------   -----------------   --------------
Invesco Van Kampen Comstock Fund
   Class A Shares                        Contractual    0.89%      February 12, 2010    June 30, 2012
   Class B Shares                        Contractual    1.64%      February 12, 2010    June 30, 2012
   Class C Shares                        Contractual    1.64%      February 12, 2010    June 30, 2012
   Class R Shares                        Contractual    1.14%      February 12, 2010    June 30, 2012
   Class Y Shares                        Contractual    0.64%      February 12, 2010    June 30, 2012
   Institutional Class Shares            Contractual    0.64%      February 12, 2010    June 30, 2012

Invesco Van Kampen Mid Cap Growth
Fund
   Class A Shares                        Contractual    1.40%      February 12, 2010    June 30, 2012
   Class B Shares                        Contractual    2.15%      February 12, 2010    June 30, 2012
   Class C Shares                        Contractual    2.15%      February 12, 2010    June 30, 2012
   Class R Shares                        Contractual    1.65%      February 12, 2010    June 30, 2012
   Class Y Shares                        Contractual    1.15%      February 12, 2010    June 30, 2012
   Institutional Class Shares            Contractual    1.15%      February 12, 2010    June 30, 2012

Invesco Van Kampen Small Cap Value
Fund
   Class A Shares                        Contractual    1.03%         May 23, 2011      June 30, 2012
   Class B Shares                        Contractual    1.40%(8)      May 23, 2011      June 30, 2012
   Class C Shares                        Contractual    1.78%         May 23, 2011      June 30, 2012
   Class Y Shares                        Contractual    0.78%         May 23, 2011      June 30, 2012

Van Kampen Value Opportunities Fund
   Class A Shares                        Contractual    1.41%      February 12, 2010    June 30, 2012
   Class B Shares                        Contractual    2.16%      February 12, 2010    June 30, 2012
   Class C Shares                        Contractual    2.16%      February 12, 2010    June 30, 2012
   Class R Shares                        Contractual    1.66%         May 23, 2011      June 30, 2012
   Class Y Shares                        Contractual    1.16%      February 12, 2010    June 30, 2012
   Institutional Class Shares            Contractual    1.16%         May 23, 2011      June 30, 2012

                 AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                        CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                     VOLUNTARY    LIMITATION      CURRENT LIMIT        DATE
-------------------------------------   ------------  ----------   -----------------   -------------
Invesco High Income Municipal Fund
   Class A Shares                         Voluntary     0.85%         July 1, 2011         N/A(9)
   Class B Shares                         Voluntary     1.60%         July 1, 2011         N/A(9)
   Class C Shares                         Voluntary     1.60%         July 1, 2011         N/A(9)
   Class Y Shares                         Voluntary     0.60%         July 1, 2011         N/A(9)
   Institutional Class Shares             Voluntary     0.60%         July 1, 2011         N/A(9)

Invesco Van Kampen High Yield
Municipal Fund
   Class A Shares                        Contractual    0.87%      February 12, 2010   June 30, 2012
   Class B Shares                        Contractual    1.62%      February 12, 2010   June 30, 2012
   Class C Shares                        Contractual    1.62%      February 12, 2010   June 30, 2012
   Class Y Shares                        Contractual    0.62%      February 12, 2010   June 30, 2012

Invesco Van Kampen Intermediate Term
Municipal Income Fund
   Class A Shares                        Contractual    0.75%         June 6, 2011     June 30, 2013
   Class B Shares                        Contractual    1.50%         June 6, 2011     June 30, 2013
   Class C Shares                        Contractual    1.50%         June 6, 2011     June 30, 2013
   Class Y Shares                        Contractual    0.50%         June 6, 2011     June 30, 2013

See page 14 for footnotes to Exhibit A.

================================================================================

                                                         as of December 13, 2011

                                        CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                     VOLUNTARY    LIMITATION      CURRENT LIMIT        DATE
-------------------------------------   ------------  ----------   -----------------   -------------
Invesco Van Kampen Municipal Income
Fund
   Class A Shares                        Contractual     0.83%         June 6, 2011    June 30, 2013
   Class B Shares                        Contractual     1.58%         June 6, 2011    June 30, 2013
   Class C Shares                        Contractual     1.58%         June 6, 2011    June 30, 2013
   Class Y Shares                        Contractual     0.58%         June 6, 2011    June 30, 2013

Invesco Van Kampen New York Tax Free
Income Fund
   Class A Shares                        Contractual     0.78%      February 12, 2010  June 30, 2012
   Class B Shares                        Contractual     1.53%      February 12, 2010  June 30, 2012
   Class C Shares                        Contractual     1.53%      February 12, 2010  June 30, 2012
   Class Y Shares                        Contractual     0.53%      February 12, 2010  June 30, 2012

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

(2) Following the reorganization with Van Kampen 2020 Retirement Strategy and Van Kampen 2025 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.41%, 1.16%, 0.66% and 0.16% for Class A5, C5, R5 and Y, respectively.

(3) Following the reorganization with Van Kampen 30 Retirement Strategy and Van Kampen 2035 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.29%, 1.04%, 0.54% and 0.04% for Class A5, C5, R5 and Y, respectively.

(4) Following the reorganization with Van Kampen 2040 Retirement Strategy and Van Kampen 2045 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.28%, 1.03%, 0.53% and 0.03% for Class A5, C5, R5 and Y, respectively.

(5) Following the reorganization with Van Kampen 50 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.26%, 1.01%, 0.51% and 0.01% for Class A5, C5, R5 and Y, respectively.

(6) Following the reorganization with Van Kampen In Retirement, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.47%, 1.22%, 0.72% and 0.22% for Class A5, C5, R5 and Y, respectively.

(7) Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.

(8) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

(9) Invesco may establish, amend or terminate voluntary waivers at any time in its sole discretion after consultation with the Trust.

(10) Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.

(11) Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund II, Ltd.

                                                         as of December 13, 2011

               EXHIBIT "B" -- INSTITUTIONAL MONEY MARKET FUNDS(1,2)

                          SHORT-TERM INVESTMENTS TRUST

                                        CONTRACTUAL/   EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                      VOLUNTARY   LIMITATION     CURRENT LIMIT            DATE
-------------------------------------   ------------  ----------   -----------------   -----------------
Government & Agency Portfolio
     Cash Management Class               Contractual   0.22%(2)      July 1, 2009      December 31, 2012
     Corporate Class                     Contractual   0.17%         July 1, 2009      December 31, 2012
     Institutional Class                 Contractual   0.14%         July 1, 2009      December 31, 2012
     Personal Investment Class           Contractual   0.69%(2)      July 1, 2009      December 31, 2012
     Private Investment Class            Contractual   0.44%(2)      July 1, 2009      December 31, 2012
     Reserve Class                       Contractual   1.01%(2)      July 1, 2009      December 31, 2012
     Resource Class                      Contractual   0.30%(2)      July 1, 2009      December 31, 2012

Government TaxAdvantage Portfolio
     Cash Management Class
     Corporate Class                     Contractual   0.22%(2)      July 1, 2009      December 31, 2012
     Institutional Class                 Contractual   0.17%         July 1, 2009      December 31, 2012
     Personal Investment Class           Contractual   0.14%         July 1, 2009      December 31, 2012
     Private Investment Class            Contractual   0.69%(2)      July 1, 2009      December 31, 2012
     Reserve Class                       Contractual   0.39%(2)      July 1, 2009      December 31, 2012
     Resource Class                      Contractual   1.01%(2)      July 1, 2009      December 31, 2012
                                         Contractual   0.30%(2)      July 1, 2009      December 31, 2012
Liquid Assets Portfolio
     Cash Management Class               Contractual   0.22%(2)      July 1, 2009      December 31, 2012
     Corporate Class                     Contractual   0.17%         July 1, 2009      December 31, 2012
     Institutional Class                 Contractual   0.14%         July 1, 2009      December 31, 2012
     Personal Investment Class           Contractual   0.69%(2)      July 1, 2009      December 31, 2012
     Private Investment Class            Contractual   0.44%(2)      July 1, 2009      December 31, 2012
     Reserve Class                       Contractual   1.01%(2)      July 1, 2009      December 31, 2012
     Resource Class                      Contractual   0.34%         July 1, 2009      December 31, 2012

STIC Prime Portfolio
     Cash Management Class               Contractual   0.22%(2)      July 1, 2009      December 31, 2012
     Corporate Class                     Contractual   0.17%         July 1, 2009      December 31, 2012
     Institutional Class                 Contractual   0.14%         July 1, 2009      December 31, 2012
     Personal Investment Class           Contractual   0.69%(2)      July 1, 2009      December 31, 2012
     Private Investment Class            Contractual   0.44%(2)      July 1, 2009      December 31, 2012
     Reserve Class                       Contractual   1.01%(2)      July 1, 2009      December 31, 2012
     Resource Class                      Contractual   0.30%(2)      July 1, 2009      December 31, 2012

Tax-Free Cash Reserve Portfolio(3)
     Cash Management Class               Contractual   0.33%(2)      July 1, 2009      December 31, 2012
     Corporate Class                     Contractual   0.28%         July 1, 2009      December 31, 2012
     Institutional Class                 Contractual   0.25%         July 1, 2009      December 31, 2012
     Personal Investment Class           Contractual   0.80%(2)      July 1, 2009      December 31, 2012
     Private Investment Class            Contractual   0.50%(2)      July 1, 2009      December 31, 2012
     Reserve Class                       Contractual   1.12%(2)      July 1, 2009      December 31, 2012
     Resource Class                      Contractual   0.41%(2)      July 1, 2009      December 31, 2012

Treasury Portfolio
     Cash Management Class               Contractual   0.22%(2)      July 1, 2009      December 31, 2012
     Corporate Class                     Contractual   0.17%         July 1, 2009      December 31, 2012
     Institutional Class                 Contractual   0.14%         July 1, 2009      December 31, 2012
     Personal Investment Class           Contractual   0.69%(2)      July 1, 2009      December 31, 2012
     Private Investment Class            Contractual   0.44%(2)      July 1, 2009      December 31, 2012
     Reserve Class                       Contractual   1.01%(2)      July 1, 2009      December 31, 2012
     Resource Class                      Contractual   0.30%(2)      July 1, 2009      December 31, 2012

(1) The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.

(2) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

(3) The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                         as of December 13, 2011

                     EXHIBIT "C" -- VARIABLE INSURANCE FUNDS

         AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                        CONTRACTUAL/   EXPENSE      EFFECTIVE DATE OF    EXPIRATION
FUND                                     VOLUNTARY    LIMITATION     CURRENT LIMIT           DATE
-------------------------------------   ------------  ----------   ------------------  --------------
Invesco V.I. Balanced-Risk Allocation
Fund(1)
   Series I Shares                       Contractual    0.69%        January 1, 2012    June 30, 2013

   Series II Shares                      Contractual    0.94%        January 1, 2012    June 30, 2013

Invesco V.I. Basic Value Fund
   Series I Shares                       Contractual    1.30%        January 1, 2005   April 30, 2013

   Series II Shares                      Contractual    1.45%        January 1, 2005   April 30, 2013

Invesco V.I. Capital Appreciation
Fund
   Series I Shares                       Contractual    1.30%        January 1, 2005   April 30, 2013

   Series II Shares                      Contractual    1.45%        January 1, 2005   April 30, 2013

Invesco V.I. Capital Development Fund
   Series I Shares                       Contractual    1.30%        January 1, 2005    June 30, 2012

   Series II Shares                      Contractual    1.45%        January 1, 2005    June 30, 2012

Invesco V.I. Core Equity Fund
   Series I Shares                       Contractual    1.30%        January 1, 2005   April 30, 2013

   Series II Shares                      Contractual    1.45%        January 1, 2005   April 30, 2013

Invesco V.I. Diversified Income Fund
   Series I Shares                       Contractual    0.75%         July 1, 2005     April 30, 2013

   Series II Shares                      Contractual    1.00%         July 1, 2005     April 30, 2013

Invesco V.I. Dividend Growth Fund
   Series I Shares                       Contractual    0.77%         July 1, 2012     April 30, 2013

   Series II Shares                      Contractual    1.02%         July 1, 2012     April 30, 2013

Invesco V.I. Global Health Care Fund
   Series I Shares                       Contractual    1.30%        April 30, 2004    April 30, 2013

   Series II Shares                      Contractual    1.45%        April 30, 2004    April 30, 2013

Invesco V.I. Global Real Estate Fund
   Series I Shares                       Contractual    1.30%        April 30, 2004    April 30, 2013

   Series II Shares                      Contractual    1.45%        April 30, 2004    April 30, 2013

Invesco V.I. Government Securities
Fund
   Series I Shares                       Contractual    0.70%         July 1, 2012     April 30, 2013

   Series II Shares                      Contractual    0.95%         July 1, 2012     April 30, 2013

----------

(1) Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                         as of December 13, 2011

                                        CONTRACTUAL/   EXPENSE      EFFECTIVE DATE OF    EXPIRATION
FUND                                     VOLUNTARY    LIMITATION     CURRENT LIMIT           DATE
-------------------------------------   ------------  ----------   ------------------  --------------
Invesco V.I. High Yield Fund
   Series II Shares                      Contractual    0.80%          May 2, 2011      June 30, 2013

   Series II Shares                      Contractual    1.05%          May 2, 2011      June 30, 2013

Invesco V.I. High Yield Securities
Fund
   Series I Shares                       Contractual    1.75%       February 12, 2010   June 30, 2012

   Series II Shares                      Contractual    2.00%       February 12, 2010   June 30, 2012

Invesco V.I. International Growth Fund
   Series I Shares                       Contractual    1.11%          May 2, 2011      June 30, 2012

   Series II Shares                      Contractual    1.36%          May 2, 2011      June 30, 2012

Invesco V.I. Leisure Fund
   Series I Shares                       Contractual    1.01%        April 30, 2004    April 30, 2013

   Series II Shares                      Contractual    1.26%        April 30, 2004    April 30, 2013

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                       Contractual    1.30%      September 10, 2001  April 30, 2013

   Series II Shares                      Contractual    1.45%      September 10, 2001  April 30, 2013

Invesco V.I. Money Market Fund
   Series I Shares                       Contractual    1.30%        January 1, 2005   April 30, 2013

   Series II Shares                      Contractual    1.45%        January 1, 2005   April 30, 2013

Invesco V.I. S&P 500 Index Fund
   Series I Shares                       Contractual    0.28%       February 12, 2010   June 30, 2012

   Series II Shares                      Contractual    0.53%       February 12, 2010   June 30, 2012

Invesco V.I. Select Dimensions
Equally-Weighted S&P 500 Fund
   Series I Shares                       Contractual    0.37%       February 12, 2010   June 30, 2012

   Series II Shares                      Contractual    0.62%       February 12, 2010   June 30, 2012

Invesco V.I. Small Cap Equity Fund
   Series I Shares                       Contractual    1.15%         July 1, 2005     April 30, 2013

   Series II Shares                      Contractual    1.40%         July 1, 2005     April 30, 2013

Invesco V.I. Technology Fund
   Series I Shares                       Contractual    1.30%        April 30, 2004    April 30, 2013

   Series II Shares                      Contractual    1.45%        April 30, 2004    April 30, 2013

Invesco V.I. Utilities Fund
   Series I Shares                       Contractual    0.93%      September 23, 2005  April 30, 2012

   Series II Shares                      Contractual    1.18%      September 23, 2005  April 30, 2012

Invesco Van Kampen V.I. Capital
Growth Fund
   Series I Shares                       Contractual    0.94%         July 1, 2012     April 30, 2013

                                       17
                                                         as of December 13, 2011

                                        CONTRACTUAL/   EXPENSE      EFFECTIVE DATE OF    EXPIRATION
FUND                                     VOLUNTARY    LIMITATION     CURRENT LIMIT           DATE
-------------------------------------   ------------  ----------   ------------------  --------------
   Series II Shares                      Contractual    1.19%         July 1, 2012     April 30, 2013

Invesco Van Kampen V.I. Comstock Fund
   Series I Shares                       Contractual    0.72%         July 1, 2012     April 30, 2013

   Series II Shares                      Contractual    0.97%         July 1, 2012     April 30, 2013

Invesco Van Kampen V.I. Equity and
Income Fund
   Series I Shares                       Contractual    0.70%       February 12, 2010   June 30, 2012

   Series II Shares                      Contractual    0.75%(2)    February 12, 2010   June 30, 2012

Invesco Van Kampen V.I. Global Value
Equity Fund
   Series I Shares                       Contractual    0.94%          May 2, 2011      June 30, 2012

   Series II Shares                      Contractual    1.19%          May 2, 2011      June 30, 2012

Invesco Van Kampen V.I. Growth and
Income Fund
   Series I Shares                       Contractual    0.72%         July 1, 2012     April 30, 2013

   Series II Shares                      Contractual    0.97%         July 1, 2012     April 30, 2013

Invesco Van Kampen V.I. Mid Cap
Growth Fund
   Series I Shares                       Contractual    1.01%       February 12, 2010   June 30, 2012

   Series II Shares                      Contractual    1.26%       February 12, 2010   June 30, 2012

Invesco Van Kampen V.I. Mid Cap Value
Fund
   Series I Shares                       Contractual    1.18%       February 12, 2010   June 30, 2012

   Series II Shares                      Contractual    1.28%(2)    February 12, 2010   June 30, 2012

(2) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

                                                         as of December 13, 2011

                        EXHIBIT "D" -- CLOSED-END FUNDS(1)

                INVESCO CALIFORNIA INSURED MUNICIPAL INCOME TRUST

                                        CONTRACTUAL/   EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION      CURRENT LIMIT        DATE
-------------------------------------   ------------  ----------   -----------------   -------------
Invesco California Insured Municipal
Income Trust                             Contractual    0.67%        June 1, 2010      June 30, 2012

                 INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES

                                        CONTRACTUAL/   EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION      CURRENT LIMIT        DATE
-------------------------------------   ------------  ----------   ------------------  -------------
Invesco California Quality Municipal
Securities                               Contractual     0.70%       June 1, 2010      June 30, 2012

                          INVESCO HIGH YIELD FUND, INC.

                                        CONTRACTUAL/   EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION      CURRENT LIMIT        DATE
-------------------------------------   ------------  ----------   -----------------   -------------
Invesco High Yield Investment Funds,
Inc.                                     Contractual     0.98%       June 1, 2010      June 30, 2012

                 INVESCO INSURED CALIFORNIA MUNICIPAL SECURITIES

                                        CONTRACTUAL/   EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION      CURRENT LIMIT        DATE
-------------------------------------   ------------  ----------   -----------------   -------------
Invesco Insured California Municipal
Securities                               Contractual     0.70%       June 1, 2010      June 30, 2012

                      INVESCO INSURED MUNICIPAL BOND TRUST

                                        CONTRACTUAL/   EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION      CURRENT LIMIT        DATE
-------------------------------------   ------------  ----------   -----------------   -------------
Invesco Insured Municipal Bond Trust     Contractual    1.00%        June 1, 2010      June 30, 2012

                     INVESCO INSURED MUNICIPAL INCOME TRUST

                                        CONTRACTUAL/   EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION      CURRENT LIMIT        DATE
-------------------------------------   ------------  ----------   -----------------   -------------
Invesco Insured Municipal Income
Trust                                    Contractual     0.64%       June 1, 2010      June 30, 2012

                      INVESCO INSURED MUNICIPAL SECURITIES

                                        CONTRACTUAL/   EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION      CURRENT LIMIT        DATE
-------------------------------------   ------------  ----------   -----------------   -------------
Invesco Insured Municipal Securities     Contractual     0.54%       June 1, 2010      June 30, 2012

                                                         as of December 13, 2011

                         INVESCO INSURED MUNICIPAL TRUST

                                        CONTRACTUAL/   EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION      CURRENT LIMIT        DATE
-------------------------------------   ------------  ----------   -----------------   -------------
Invesco Insured Municipal Trust          Contractual    0.66%        June 1, 2010      June 30, 2012

                  INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                                        CONTRACTUAL/   EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION      CURRENT LIMIT        DATE
-------------------------------------   ------------  ----------   -----------------   -------------
Invesco Municipal Income
Opportunities Trust                      Contractual     0.73%       June 1, 2010      June 30, 2012

                 INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II

                                        CONTRACTUAL/   EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION      CURRENT LIMIT        DATE
-------------------------------------   ------------  ----------   -----------------   -------------
Invesco Municipal Income
Opportunities Trust II                   Contractual    0.73%        June 1, 2010      June 30, 2012

                INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III

                                        CONTRACTUAL/   EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION      CURRENT LIMIT        DATE
-------------------------------------   ------------  ----------   -----------------   -------------
Invesco Municipal Income
Opportunities Trust III                  Contractual     0.84%       June 1, 2010      June 30, 2012

                     INVESCO MUNICIPAL PREMIUM INCOME TRUST

                                        CONTRACTUAL/   EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION      CURRENT LIMIT        DATE
-------------------------------------   ------------  ----------   -----------------   -------------
Invesco Municipal Premium Income
Trust                                    Contractual    1.03%        June 1, 2010      June 30, 2012

                  INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES

                                        CONTRACTUAL/   EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION      CURRENT LIMIT        DATE
-------------------------------------   ------------  ----------   -----------------   -------------
Invesco New York Quality Municipal
Securities                               Contractual     0.80%       June 1, 2010      June 30, 2012

                           INVESCO PRIME INCOME TRUST

                                        CONTRACTUAL/   EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION      CURRENT LIMIT        DATE
-------------------------------------   ------------  ----------   -----------------   -------------
Invesco Prime Income Trust               Contractual     1.32%       June 1, 2010      June 30, 2012

                                                         as of December 13, 2011

                     INVESCO QUALITY MUNICIPAL INCOME TRUST

                                        CONTRACTUAL/   EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION      CURRENT LIMIT        DATE
-------------------------------------   ------------  ----------   -----------------   -------------
Invesco Quality Municipal Income
Trust                                    Contractual     0.70%       June 1, 2010      June 30, 2012

                   INVESCO QUALITY MUNICIPAL INVESTMENT TRUST

                                        CONTRACTUAL/   EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION      CURRENT LIMIT        DATE
-------------------------------------   ------------  ----------   -----------------   -------------
Invesco Quality Municipal Investment
Trust                                    Contractual     0.70%       June 1, 2010      June 30, 2012

                      INVESCO QUALITY MUNICIPAL SECURITIES

                                        CONTRACTUAL/   EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION      CURRENT LIMIT        DATE
-------------------------------------   ------------  ----------   -----------------   -------------
Invesco Quality Municipal Securities     Contractual     0.66%       June 1, 2010      June 30, 2012

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.